LIMITED WAIVER

This Limited Waiver to Note Purchase Agreement (this "***Waiver***") is dated as of March 26, 2020 (the "***Effective Date***") by and among Rekor Systems, Inc. (f/k/a Novume Solutions, Inc.) (the "***Borrower***"), and the undersigned Purchasers, constituting Required Purchasers under the Purchase Agreement described below (the "***Required Purchasers***").

WHEREAS, the Borrower, the Required Purchasers, the other Purchasers party thereto, US Bank, National Association, as agent on behalf of all Purchasers and the guarantors party thereto, are party to that certain Note Purchase Agreement dated as of March 12, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "***Purchase Agreement***"). Capitalized terms which are used herein, but not otherwise defined, have the meanings given to them in the Purchase Agreement;

WHEREAS, certain defaults and events of default listed on Schedule 1 have occurred and are continuing or are expected to occur (the "***Specified Defaults***"); and

WHEREAS, the Borrower has requested that the Required Purchasers waive the Specified Defaults, and the Required Purchasers have agreed to do so on the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the Borrower and Required Purchasers agree to the following, in each case, in reliance on the written information disclosed by the Borrower to the Required Purchasers on or prior to the date hereof:

1. Waiver of Specified Defaults. The Borrower hereby acknowledges, confirms and agrees that (a) the Specified Defaults have occurred and are continuing under the Purchase Agreement, or are expected to occur, and (b) as a result of the Specified Defaults, the Agent and the Purchasers are entitled to exercise certain rights and remedies in accordance with the Purchase Agreement. The Borrower hereby formally requests that the Required Purchasers waive the Specified Defaults, and from and after the Effective Date, the Required Purchasers hereby waive the Specified Defaults.

2. Release. For and in consideration of the agreements of the Purchasers contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the Borrower and the other Credit Parties hereby forever release and discharge Agent, each Purchaser and each of Agent's and such Purchaser's respective officers, directors, employees, agents, affiliates, representatives, successors and assigns (collectively, the "***Released Parties***") from any and all claims, causes of actions, damages, liabilities of any nature whatsoever, known or unknown, which any Credit Party ever had, now have or might hereafter have against one or more of the Released Parties which relate, directly or indirectly, to the Purchase Agreement or the other Financing Documents or the transactions related thereto (collectively, "***Claims***"), to the extent that any such claim shall be based in whole or in part upon facts, circumstances, actions or events existing on or prior to the Effective Date. Without limiting the generality of the foregoing, each of the Credit Parties waives and affirmatively agrees not to

allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that any such Person does, shall or may have as of the date hereof, including, but not limited to, under the Purchase Agreement or the other Financing Documents.

3. **No Other Waiver.** Except as otherwise expressly specified herein, nothing contained herein shall be construed as a waiver by the Purchasers of any covenant or provision of the Purchase Agreement, the other Financing Documents, this Waiver, or of any other contract or instrument between any Credit Party, on the one hand, and any Purchaser, on the other hand, and the failure by the Purchasers at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Purchasers to thereafter demand strict compliance therewith. Each Purchaser hereby reserves all rights granted under the Purchase Agreement, the other Financing Documents, this Waiver and any other contract or instrument between any Credit Party, on the one hand, and any Purchaser, on the other hand.

4. **Miscellaneous**

a. Each of the Credit Parties as debtor, guarantor, assignor, or in any other similar capacity in which such Credit Party otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto), (ii) ratifies and reaffirms each of the liens granted on, and security interests granted in, all or substantially all of its assets, and (iii) to the extent such Credit Party otherwise guaranteed any Purchaser's Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee. Each of the Credit Parties hereby consents to this Waiver and acknowledges that each of the Financing Documents remains in full force and effect (as amended hereby) and is hereby ratified and reaffirmed. The execution of this Waiver shall not operate as a waiver of any right, power or remedy of the Purchasers, constitute a waiver of any provision of any Financing Documents (other than the waiver of the Specified Defaults contained in Section 2 hereto) or serve to effect a novation of the Obligations or other obligations under the Purchase Agreement or the Financing Documents.

b. This Waiver shall only be (i) relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a consent by the Purchasers to anything other than the specific purpose set forth herein and (iii) shall not constitute a custom or course of dealing among the parties hereto. The Purchase Agreement and each of the other Financing Documents shall remain in full force and effect in accordance with their respective terms.

c. This Waiver is a Financing Document and may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Waiver. This Waiver constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and

understandings, oral or written, relating to the subject matter hereof. THIS WAIVER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS WAIVER, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA. The jurisdiction and waiver of right to trial by jury provisions in Section 13.8 of the Purchase Agreement are incorporated herein by reference, *mutatis mutandis*.

d. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

[*remainder of page intentionally left blank*]

IN WITNESS WHEREOF, the parties hereto have secured this Waiver as of the date first above written.

Required Purchasers:

CEDARVIEW OPPORTUNITIES MASTER FUND, L.P, as a Required Purchaser and the Collateral Agent

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: Managing Partner

DOOLEY FAMILY TRUST, as a Required Purchaser

By: /s/ Margaret San Fillipo
Name: Margaret San Fillipo
Title: Authorized Signatory

DOOLEY FAMILY INTER VIVOS TRUST, as a Required Purchaser

By: /s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED

Borrower:

REKOR SYSTEMS, INC. (f/k/a Novume Solutions, Inc.)

By: /s/ Robert Berman
Name: Robert Berman
Title: CEO

Credit Parties:

REKOR RECOGNITION SYSTEMS, INC., a Delaware corporation

By: /s/ Robert Berman
Name: Robert Berman
Title: President

KEYSTONE SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

AOC KEY SOLUTIONS, INC., a Delaware corporation

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

GLOBAL TECHNICAL SERVICES, INC., a Texas limited liability company

By: /s/ Scott Kostelecky
Name: Scott Kostelecky
Title: President

OPENALPR SOFTWARE SOLUTIONS, LLC, a Delaware limited liability Company

By: /s/ Rod Hillman
Name: Rod Hillman
Title: COO

FIRESTORM HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM FRANCHISING, LLC, a Georgia limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

Schedule 1

Specified Defaults

1. An Event of Default under Section 8.1(b) of the Purchase Agreement as a result of the Credit Parties' failure to maintain a Fixed Charge Coverage Ratio of at least 2.00:1.00 for the twelve month period ending May 31, 2020 pursuant to Section 6.1 of the Purchase Agreement.